UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2015

Commission File Number:  0-50820

First Clover Leaf Financial Corp.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
20-4797391
(IRS Employer Identification No.)

6814 Goshen Road, PO Box 540, Edwardsville, Illinois 62025
(Address of principal executive offices)

618-656-6122
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 29, 2015, the Company announced the approval by its Board of Directors of a cash dividend on its outstanding common stock of $0.06 per share for the quarter ended June 30, 2015. The dividend will be payable to stockholders of record as of August 21, 2015 and is expected to be paid on August 28, 2015.

A copy of the press release dated July 29, 2015, giving details associated with the dividend, is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Clover Leaf Financial Corp.

Date:   July 29, 2015
By:	/s/ Darlene F. McDonald

Name: Darlene F. McDonald
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 29, 2015